Exhibit 10.3

股权处分合同之让与协议

AGREEMENT TO ASSIGN EQUITY OPTION AGREEMENT

本股权处分合同之让与协议（“本协议”）于2021年 1月11日在中华人民共和国（“PRC”或“中国”）上海市由下列各方签署：

THIS AGREEMENT TO ASSIGN EQUITY OPTION AGREEMENT (this “Agreement”) is dated January 11, 2021, and is entered into in Shanghai, People’s Republic of China (“PRC” or “China”) by and among：

甲方：	通融科技（江苏）有限公司
地址：	南通市开发区星湖大道1692号21（22）幢14050室
Party A:	Tongrong Technology (Jiangsu) Co., Ltd.
Address:	Room 14050, Building 21(22), No.1692 Xinghu Avenue, Development District, Nantong, Jiangsu Province, China

乙方：	马可思物联技术（上海）有限公司
地址：	上海市徐汇区中山西路2020号502A40室
Party B:	Makesi Iot Technology (Shanghai) Co., Ltd.
Address:	Room 502A40, No 2020 Zhongshanxi Road, Xuhui District, Shanghai, China

丙方：	四川物格网络游戏有限公司
地址：	四川省成都市成华区昭觉寺南路119号2层附1号
Party C:	Sichuan Wuge Network Games Co., Ltd.
Address:	No. Fu 1, 2/F, No.119 South Zhaojuesi Rd., Chenghua District, Chengdu, Sichuan Province, China

丁方：	签字的丙方股东
Party D:	The undersigned shareholders of Party C.

前述

RECITALS

(1)	甲方、乙方为依中国法律设立的外商独资企业；

Each Party A and Party B is a wholly foreign owned enterprise incorporated under the PRC laws;

(2)	丙方是依一家中国法律设立的有限公司；

Party C is a company incorporated under the PRC Laws;

(3)	甲方、丙方和丁方与2020年1月3日签订了股权处分合同（“选择权协议”）。

Party A, Party C and Party D entered in a Equity Option Agreement dated January 3, 2020 (the “Option Agreement”).

(4)	甲方决定将其在选择权协议项下所有的权利与义务让与乙方，乙方在此同意接受该等让与。

Party A determined that the rights and obligations of Party A under Option Agreement be assigned to Party B, and Party B agrees to such assignment.

现为此，各方签订以下协议，以资双方遵守：

NOW THEREFORE, the Parties agree as follows:

1.	让与选择权协议

ASSIGNMENT OF OPTION AGREEMENT

1.1	甲方在此将选择权协议及其项下所有权利与义务让与给乙方。乙方在此同意接受该等让与（“让与”）。

Party A hereby transfers the Option Agreement and assigns all rights and obligations under Option Agreement to Party B, and Party B hereby accepts such assignment and transfer (the “Assignment”).

1.2	丙方和丁方在此确认该等让与。

Party C and Party D hereby acknowledge this Assignment.

1.3	依上述让与安排，各方同意修改选择权协议，将其中的甲方由乙方替代。

Pursuant to the foregoing Assignment, the Parties agree that the Option Agreement is hereby amended to replace and substitute Party A with Party B.

2.	一般条款

GENERAL

2.1	除了本协议另外明确规定，选择权协议条款将继续有效。如果本协议和选择权协议有冲突，本协议优先。

Except as expressly set forth in this Agreement, the terms and provisions of the Option Agreement shall continue unmodified and in full force and effect. In the event of any conflict between this Agreement and the Option Agreement, this Agreement shall control.

2.2	本协议应以中文和英文签署五份。各方各执一份，每份效力相同。当本协议中英文含义不一致时，以中文文本为准。

This Agreement shall be executed in five (5) duplicate originals in both Chinese and English. Each Party shall receive one (1) duplicate original, and all originals shall be equally valid. In case of any discrepancies among the different languages, the Chinese version shall prevail.

[以下无正文，后附签字页]

[SIGNATURE PAGE FOLLOWS]

[签字页]

［SIGNATURE PAGES］

兹证明，本协议由各方或者各方的法定代表人签订。

IN WITNESS WHEREOF this Agreement is duly executed by each Party or its legal representatives.

甲方：	通融科技（江苏）有限公司
PARTY A:	Tongrong Technology (Jiangsu) Co., Ltd.

法定代表人/或被授权人(签字)
	Legal/Authorized Representative:	/s/ Yimin Jin
姓名:金一敏
Name: JIN, Yimin
职务:执行董事
Title: Executive Director

乙方：	马可思物联技术（上海）有限公司
PARTY B:	Makesi Iot Technology (Shanghai) Co., Ltd.

法定代表人/或被授权人(签字)
	Legal/Authorized Representative:	/s/ Wei Xu
姓名: 徐蔚
Name: XU, Wei
职务:执行董事
Title: Executive Director

丙方：	四川物格网络游戏有限公司
PARTY C:	Sichuan Wuge Network Games Co., Ltd.

法定代表人/或被授权人（签字）
	Legal/Authorized Representative:	/s/ Bibo Lin
姓名: 林碧波
Name: LIN, Bibo
职务:执行董事
Title: Executive Director

【签字页】

［SIGNATURE PAGES］

丁方:

PARTY D：

四川物格网络游戏有限公司的股东:

Shareholders of Sichuan Wuge Network Games Co., Ltd.:

签字

By:	/s/ Wei Xu

姓名: 徐蔚

Name: XU, Wei

签字

By:	/s/ Bibo Lin

姓名: 林碧波

Name: LIN Bibo

江苏凌空网络股份有限公司

Jiangsu Lingkong Network Joint Stock Co., Ltd.

法定代表人/或被授权人(签字)

Legal/Authorized Representative:	/s/ Wei Xu

姓名: 徐蔚

Name: XU, Wei

职务:执行董事

Title: Executive Director

安徽数字人网络科技有限公司

Anhui Shuziren Network Technology Co., Ltd.

法定代表人/或被授权人(签字)

Legal/Authorized Representative:	/s/ Wei Xu

姓名: 徐蔚

Name: XU, Wei

职务: 执行董事

Title: Executive Director

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